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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 8, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 8, 2003, Doral Financial Corporation issued a press release announcing that it had sold 180,000 additional shares of its 4.75% Perpetual Cumulative Convertible Preferred Stock at an aggregate offering price of $45 million in a private offering to qualified institutional buyers pursuant to Rule 144A. The shares were sold pursuant to an option granted in conjunction with the sale to the initial purchasers of 1,200,000 shares of preferred stock that, as previously announced, closed on September 29, 2003.

         A copy of the press release is attached hereto as an Exhibit (99.1).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated September 23,
2003.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Mario S. Levis
                                                 -------------------------------
                                                         Mario S. Levis
                                                      Senior Executive Vice
                                                     President and Treasurer



Date: October 9, 2003



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